UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): October 3, 2003


                              Delta Apparel, Inc.
             (Exact name of registrant as specified in its charter)

                                    Georgia
                          (State or Other Jurisdiction
                                of Incorporation)


         1-15583                                      58-2508794
   -------------------                         -----------------------
(Commission File Number)                  (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                  30097
-------------------------------------------------              ---------------
         (Address of principal executive offices)                (Zip Code)


                                 (678) 775-6900
                             -----------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On October 3, 2003, Delta Apparel, Inc. ("DLA") issued a press release announcing that it has completed the acquisition of all of the outstanding capital stock of M. J. Soffe Co. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit
         Number

         99.1     Press Release of Delta Apparel, Inc. issued October 3, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DELTA APPAREL, INC.



Date:  October 3, 2003                       /s/  Herbert M. Mueller
                                             -----------------------------------
                                             Herbert M. Mueller
                                             Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Description

    99.1          Press Release of Delta Apparel, Inc. issued October 3, 2003.